SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                              -------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 1997
                                                 ----------------


                       RAMTRON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                  Delaware
      (State of or other jurisdiction of incorporation or organization)

                                    0-17739
                          (Commission File Number)

                                84-0962308
                  (I.R.S. Employer Identification Number)

   1850 Ramtron Drive, Colorado Springs, Colorado 80921   (719) 481-7000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

ITEMS 1 - 4  - Not Applicable

ITEM 5  - OTHER EVENTS:

The Company signed an agreement with Samsung Electronics ("Samsung") that grants a nonexclusive license to the Company's FRAM (registered trademark) memory technology in exchange for certain licensing and royalty considerations. Further details regarding this agreement are set forth in the press release issued by the Company on January 7, 1997, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 6  - Not Applicable

ITEM 7  - FINANCIAL STATEMENTS AND EXHIBITS

   (a)  Financial Statements - Not Applicable
   (b)  Pro-Forma Financial Information - Not Applicable
   (c)  Exhibits:

   Exhibit Number
   --------------
   99.1     Press Release dated January 7, 1997

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/  Richard L. Mohr
                                              ------------------------------
                                              Richard L. Mohr
                                              Executive Vice President and CFO

Date:  January 9, 1997